UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

SCIPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                       ☒  Emerging growth company
☒  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

As disclosed below in Item 5.07, at the 2020 annual meeting of stockholders of SciPlay Corporation (the “Company”), the Company’s stockholders approved the SciPlay Corporation 2020 Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, 250,000 shares of the Company’s Class A common stock will be available for issuance thereunder and, at the end of each six-month purchase period, eligible employees who participate in the ESPP will use their accumulated payroll deductions to purchase shares of the Company’s Class A common stock at 85% of the market price on such date. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the U.S. Internal Revenue Code of 1986, as amended. The material features of the ESPP are described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”). The above and the description of the ESPP in the Proxy Statement are qualified in their entirety by the text of the ESPP, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 10, 2020, the Company held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved the ESPP; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposals are further described in the Proxy Statement.

The voting results are as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Barry L. Cottle	1,049,970,014	4,788,644	1,441,530
Joshua J. Wilson	1,049,982,260	4,776,398	1,441,530
Gerald D. Cohen	1,049,773,274	4,985,384	1,441,530
Michael Marchetti	1,054,663,262	95,396	1,441,530
Jay Penske	1,048,541,354	6,217,304	1,441,530
M. Mendel Pinson	1,046,461,473	8,297,185	1,441,530
William C. Thompson, Jr.	1,048,540,478	6,218,180	1,441,530
Frances F. Townsend	1,049,755,573	5,003,085	1,441,530

Proposal 2: Approval of the SciPlay Corporation 2020 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
1,054,228,881	23,496	506,281	1,441,530

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
1,055,495,874	191,211	513,103

2

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	SciPlay Corporation 2020 Employee Stock Purchase Plan*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

_______________
* Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	SCIPLAY CORPORATION
	By:	/s/ Michael D. Cody
		Name:	Michael D. Cody
		Title:	Chief Financial Officer

4